UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2022

Tempo Automation Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39406 (Commission File Number)	N/A (I.R.S. Employer Identification No.)

2460 Alameda St. San Francisco, CA (Address of principal executive offices)	94103 (Zip Code)

(415) 320-1261
(Registrant’s telephone number, including area code)

ACE Convergence Acquisition Corp.
1013 Centre Road, Suite 403S
Wilmington, DE 19805
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TMPO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	TMPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Overview

On November 22, 2022 (the “Closing Date”), Tempo Automation Holdings, Inc. (formerly known as ACE Convergence Acquisition Corp.) (the “Company”), consummated the closing of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated as of August 12, 2022, as amended by that certain First Amendment to the Amended and Restated Agreement and Plan of Merger, dated as of September 7, 2022, and that certain Second Amendment to the Amended and Restated Agreement and Plan of Merger, dated as of September 23, 2022 (as amended, the “Merger Agreement”), by and among the Company, ACE Convergence Subsidiary Corp. (“Merger Sub”) and Tempo Automation, Inc. (“Legacy Tempo”), which provides for, among other things, the merger of Merger Sub with and into Legacy Tempo, with Legacy Tempo surviving as a wholly owned subsidiary of the Company (the transactions contemplated by the Merger Agreement, the “Business Combination”).

At the effective time of the Business Combination, all of the issued and outstanding securities of Legacy Tempo were converted into an aggregate of (i) 16,500,000 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and 2,181,402 shares of Common Stock underlying outstanding options and restricted stock units and (ii) the contingent right to receive between the Closing Date and the five-year anniversary of the Closing Date (the “Earnout Period”) certain additional shares of Common Stock as specified in the Merger Agreement, in two equal tranches of 3,500,000 shares of Common Stock, upon the satisfaction of certain performance targets set forth in the Merger Agreement, which price targets are based on the Company achieving (i) $15.0 million in sales revenue during a fiscal quarter within the Earnout Period and (ii) adjusted EBITDA of $5.0 million during a fiscal quarter within the Earnout Period.

In connection with the Business Combination, shareholders of the Company elected to redeem an aggregate of 473,929 Class A ordinary shares of the Company, representing approximately 17.3% of the issued and outstanding Class A Ordinary Shares prior to the Domestication (as defined herein). In connection with the consummation of the Business Combination, the Company changed its name from “ACE Convergence Acquisition Corp.” to “Tempo Automation Holdings, Inc.”

Item 1.01	Entry into a Material Definitive Agreement.

On November 21, 2022, the Company entered into a common stock purchase agreement (the “Common Stock Purchase Agreement”) and a related registration rights agreement (the “Registration Rights Agreement”) with White Lion Capital, LLC (“White Lion”). Pursuant to the Common Stock Purchase Agreement, the Company has the right, but not the obligation to require White Lion to purchase, from time to time, up to the lesser of (i) $100,000,000 in aggregate gross purchase price of newly issued shares of Common Stock and (ii) the Exchange Cap (as defined herein), in each case, subject to certain limitations and conditions set forth in the Common Stock Purchase Agreement. Capitalized terms used but not otherwise defined in this section shall have the meanings ascribed to such terms in the Common Stock Purchase Agreement and the Registration Rights Agreement, as applicable.

The Common Stock Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Subject to the satisfaction of certain customary conditions including, without limitation, the effectiveness of the Resale Registration Statement (as defined herein) registering the shares issuable pursuant to the Common Stock Purchase Agreement, the Company’s right to sell shares to White Lion will commence on the effective date of such registration statement and extend until December 31, 2024. During such term, subject to the terms and conditions of the Common Stock Purchase Agreement, the Company may notify White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”).

The number of shares sold pursuant to any such notice may not exceed the lower of (a) $2,000,000 and (b) the dollar amount equal to the product of (i) the Effective Daily Trading Volume, (ii) the closing price of the Common Stock on the effective date of the Resale Registration Statement or any new registration statement relating to the resale by White Lion of shares of Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement and (iii) 80%.

No purchase notice may result in White Lion beneficially owning (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder) more than 4.99% of the number of shares of Common Stock outstanding immediately prior to the issuance of shares of Common Stock issuable pursuant to such purchase notice.

The purchase price to be paid by White Lion for any such shares will equal (i) until an aggregate of $50,000,000 in shares have been purchased under Common Stock Purchase Agreement, 97% of the lowest daily volume-weighted average price of the Common Stock during the three consecutive trading days following the Notice Date, and (ii) thereafter, 99% of the lowest daily volume-weighted average price of the Common Stock during the three consecutive trading days following the Notice Date.

The Company will have the right to terminate the Common Stock Purchase Agreement at any time after Commencement, at no cost or penalty, upon three trading days’ prior written notice. Additionally, White Lion will have the right to terminate the Common Stock Purchase Agreement upon three trading days’ prior written notice to the Company if (i) a Material Adverse Effect has occurred and is continuing, (ii) a Fundamental Transaction has occurred, (iii) the Company is in breach or default in any material respect of the Registration Rights Agreement and such breach or default is not cured within 15 trading days after notice of such breach or default is delivered to the Company, (iv) there is a lapse of the effectiveness, or unavailability of, any registration statement required by the Registration Rights Agreement for a period of 45 consecutive trading days or for more than an aggregate of 90 trading days in any 365-day period, (v) the suspension of trading of the Common Stock for a period of five (5) consecutive trading days, or (vi) the material breach of the Common Stock Purchase Agreement by the Company, which breach is not cured within 15 trading days after notice of such breach or default is delivered to the Company. No termination of the Common Stock Purchase Agreement will affect the registration rights provisions contained in the Registration Rights Agreement.

In consideration for the commitments of White Lion, as described above, the Company paid to White Lion a commitment fee of $1,000,000 in connection with the closing of the Business Combination (as defined herein).

The aggregate number of shares of Common Stock that the Company can sell to White Lion under the Common Stock Purchase Agreement may in no case exceed 19.99% of the number of shares of Common Stock outstanding immediately prior to the execution of the Common Stock Purchase Agreement (the “Exchange Cap”), unless stockholder approval is obtained to issue shares above the Exchange Cap, in which case the Exchange Cap will no longer apply.

Concurrently with the execution of the Common Stock Purchase Agreement, the Company entered into the Registration Rights Agreement with White Lion pursuant to which the Company is obligated to file a registration statement with the SEC (the “Resale Registration Statement”) to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), the shares of Common Stock that the Company may issue to White Lion under the Common Stock Purchase Agreement.

The Registration Rights Agreement also contains usual and customary damages provisions for failure to file and failure to have the registration statement declared effective by the SEC within the time periods specified.

The Common Stock Purchase Agreement and the Registration Rights Agreement contains customary representations and warranties, covenants and indemnification provisions that the parties made to, and solely for the benefit of, each other in the context of all of the terms and conditions of such agreements and in the context of the specific relationship between the parties thereto. The provisions of the Common Stock Purchase Agreement and the Registration Rights Agreement, including any representations and warranties contained therein, are not for the benefit of any party other than the parties thereto and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties thereto.

The foregoing descriptions of the Common Stock Purchase Agreement and the Registration Rights Agreement are qualified in their entirety by reference to the full text of the Common Stock Purchase Agreement and the Registration Rights Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the shares of the Company’s common stock discussed herein, nor shall there be any offer, solicitation or sale of the shares in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2022 Incentive Award Plan

On November 17, 2022, in connection with the Extraordinary General Meeting (as defined below), shareholders of the Company approved the Tempo Automation Holdings, Inc. 2022 Incentive Award Plan (the “2022 Plan”), which initially makes available a maximum number of shares of Common Stock equal to 12% of the total number of fully-diluted shares of Common Stock as of the effective date of the Business Combination (as defined below), excluding the rollover of Legacy Tempo’s options and restricted stock units, or 3,896,412 shares. Additionally, Common Stock reserved for issuance under the 2022 Plan will automatically increase on the first day of each calendar year beginning January 1, 2023, and ending on and including January 1, 2032, equal to the lesser of (i) a number of shares equal to 4% of the aggregate number of shares outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares as is determined by the Board. The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2022 Plan (after taking into account each automatic increase to the number of shares available for issuance under the 2022 Plan) will be a number of shares of common stock equal to 75% of the outstanding number of shares of Common Stock as of the Closing Date.

A summary of the 2022 Plan is included in the Company’s definitive proxy statement/prospectus (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the U.S. Securities and Exchange Commission on November 1, 2022, and is incorporated by reference herein, which summary is qualified in all respects by the full text of the 2022 Plan, included as Annex J to the Definitive Proxy.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Extraordinary General Meeting

On November 17, 2022, the Company held an extraordinary general meeting (the “Extraordinary General Meeting”), at which holders of 6,192,930 ordinary shares, comprised of 442,930 Class A ordinary shares, par value $0.0001 per share (“Class A Ordinary Shares”), and 5,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares”), were present in person or by proxy, representing approximately 72.92% of the voting power of the 8,493,228 issued and outstanding ordinary shares of the Company, comprised of 2,743,228 Class A Ordinary Shares and 5,750,000 Class B Ordinary Shares, entitled to vote at the Extraordinary General Meeting at the close of business on October 17, 2022, which was the record date (the “Record Date”) for the Extraordinary General Meeting. Shareholders of record as of the close of business on the Record Date are referred to herein as the “Shareholders.” A summary of the voting results at the Extraordinary General Meeting for each of the proposals is set forth below.

Proposal 1

The Shareholders approved, by ordinary resolution, the proposal to adopt the Merger Agreement. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,170,411	18,088	4,431	0

Proposal 2

The Shareholders approved, by special resolution, the proposal to approve the change of the Company’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,170,047	18,772	4,111	0

Organizational Documents Proposals

The Shareholders approved the following four separate proposals, in each case by special resolution, with respect to the following material differences between the Company’s Amended and Restated Memorandum and Articles of Association prior to the Domestication (the “Cayman Constitutional Documents”) and the proposed certificate of incorporation and bylaws of the Company to be adopted in connection with the Business Combination (the “Delaware Governing Documents”):

Proposal 3

The Shareholders approved, by special resolution, the proposal to increase the authorized capital stock of the Company from 500,000,000 Class A Ordinary Shares, 50,000,000 Class B Ordinary Shares and 5,000,000 preference shares, par value $0.0001 per share, to 600,000,000 shares of common stock, par value $0.0001 per share, of the Company and 20,000,000 shares of preferred stock, par value $0.0001 per share, of the Company. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,162,669	25,104	5,157	0

Proposal 4

The Shareholders approved, by special resolution, the proposal to authorize the board of directors of the Company (the “Board”) to issue any or all shares of the Company’s preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the Board and as may be permitted by the Delaware General Corporation Law. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,160,753	27,660	4,517	0

Proposal 5

The Shareholders approved, by special resolution, the proposal to provide that the Board be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,162,505	24,415	6,010	0

Proposal 6

The Shareholders approved, by special resolution, the proposal to authorize all other changes in connection with the replacement of the Cayman Constitutional Documents with the Delaware Governing Documents in connection with the consummation of the Business Combination, including (1) changing the corporate name from “ACE Convergence Acquisition Corp.” to “Tempo Automation Holdings, Inc.,” (2) adopting Delaware as the exclusive forum for certain stockholder litigation, (3) removing certain provisions related to the Company’s status as a blank check company that would no longer be applicable upon consummation of the Business Combination, (4) providing that no action shall be taken by stockholders of the Company, except at an annual or special meeting of stockholders, (5) removing limitations on the corporate opportunity doctrine, (6) requiring the approval of the holders of 66 2/3% of the then-outstanding capital stock of the Company to amend specified provisions of the proposed new certificate of incorporation and (7) requiring the approval of the Board or the holders of 66 2/3% of the then-outstanding capital stock of the Company to amend the proposed new bylaws. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,163,382	23,317	6,231	0

Proposal 7

The Shareholders approved, by ordinary resolution, assuming the approval of each of the proposals described above, the proposal to approve the election of directors who, upon consummation of the Business Combination, would be the directors of the Company. The voting results for such proposal were as follows:

a) Joy Weiss:

For	Against	Abstain	Broker Non-Votes
6,164,584	22,833	5,513	0

b) Ryan Benton:

For	Against	Abstain	Broker Non-Votes
6,163,710	23,807	5,413	0

c) Behrooz Abdi:

For	Against	Abstain	Broker Non-Votes
6,163,447	23,770	5,713	0

d) Jacqueline Schneider:

For	Against	Abstain	Broker Non-Votes
6,163,537	23,130	6,263	0

e) Matthew Granade:

For	Against	Abstain	Broker Non-Votes
6,166,435	20,232	6,263	0

f) Omid Tahernia:

For	Against	Abstain	Broker Non-Votes
6,162,602	23,865	6,463	0

Proposal 8

The Shareholders approved, by ordinary resolution, the proposal to approve, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of Common Stock to (a) the PIPE investors pursuant to the PIPE investment and (b) the Legacy Tempo stockholders pursuant to the Merger Agreement, to be effective prior to or substantially concurrently with the closing of the Business Combination. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,161,668	26,163	5,099	0

Proposal 9

The Shareholders approved, by ordinary resolution, the proposal to approve the Tempo Automation Holdings, Inc. 2022 Incentive Award Plan. The voting results for such proposal were as follows:

For	Against	Abstain	Broker Non-Votes
6,151,027	35,061	6,842	0

Proposal 10

The proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, any of the other proposals presented at the Extraordinary General Meeting, was not presented at the Extraordinary General Meeting, as each of the other proposals received a sufficient number of votes for approval.

Item 7.01	Regulation FD Disclosure.

On November 23, 2022, the Company issued a press release (the “Press Release”) announcing the completion of the Business Combination and the transactions related thereto. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Press Release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the ability to implement business plans, forecasts, and other expectations and identify and realize additional opportunities, (ii) the risk of downturns in the highly competitive industry in which Tempo Automation operates, (iii) the impact of the global COVID-19 pandemic, (iv) the enforceability of Tempo Automation’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, (v) cyber security risks or potential breaches of data security, (vi) the ability of Tempo Automation to protect the intellectual property and confidential information of its customers and (vii) the risk of downturns in the highly competitive additive manufacturing industry. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the definitive proxy statement/prospectus filed by ACE on November 12, 2021, and the other documents filed by Tempo Automation from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Tempo Automation assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Tempo Automation does not give any assurance that it will achieve its expectations.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Common Stock Purchase Agreement, dated November 21, 2022, by and between the Company and White Lion Capital, LLC
10.2	Registration Rights Agreement, dated November 21, 2022, by and between the Company and White Lion Capital, LLC
99.1	Press Release, dated November 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tempo Automation Holdings, Inc.

Date: November 23, 2022

	By:	/s/ Joy Weiss
Name: Joy Weiss
Title: Chief Executive Officer